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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 14, 2008

                              AMISH NATURALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                    000-50662                  98-0377768
           ------                    ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                   6399 State Road 83, Holmesville, Ohio 44633
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 674-0998

                  8224 County Road 245, Holmesville, Ohio 44633
                  ---------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

On September 14th, 2008, Carlo Vesco resigned as a director of Amish Naturals.

The registrant has provided Mr. Vesco with a copy of this current report prior to the filing thereof and informed him that he had the opportunity to provide the registrant with correspondence stating whether each agrees or disagrees with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto.

ITEM 8.01 OTHER EVENTS.

Amish Naturals announces the re-opening of their pasta production and bakery facility in Holmesville, Ohio which was reported closed on September 2, 2008. The company recalled employees in all departments including administrative, pasta & bakery production, and distribution to continue both the production and distribution of their natural product lines. These lines include their organic and natural pastas, granolas, cereals and bakery products. These lines also include the recent launch of their all natural granola bars. The granola bar offerings are Fiber-Rich Peanut Butter, Fiber-Rich Fruit & Nut, Dark Chocolate and Peanut Butter. The company is continuing to seek outside funding. Management will disclose additional information and developments as and when required.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   The following exhibits are filed with this report:

       Exhibit     Description
       Number

        17.4       Resignation Letter of Carlo Vesco dated September 14, 2008







                                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 16, 2008                         AMISH NATURALS, INC.


                                                  /s/ DAVID SKINNER, SR.
                                                  ----------------------
                                                  DAVID SKINNER, SR.
                                                  Chief Executive Officer



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